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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                        Date of Report: February 28, 1997


                             COLORADO MEDTECH, INC.
             (Exact name of registrant as specified in its charter)


         COLORADO                    0-12471                  84-0731006
(State or other jurisdiction     (Commission File           I.R.S. Employer
     of incorporation)               Number)               Identification No.)

                               6175 Longbow Drive
                             BOULDER, COLORADO 80301
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                         (Registrant's telephone number,
                              including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On February 21, 1997, Colorado MEDtech, Inc. (the "Registrant") completed the acquisition of all of the outstanding common stock of Novel Biomedical, Inc. ("Novel") pursuant to an Agreement and Plan of Reorganization dated December 10, 1996 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, all of the shareholders of Novel exchanged their ownership interests in the form of common stock and options and warrants to acquire common stock of Novel to the Registrant for cash consideration in the amount of $1,282,237.50, 70,000 shares of common stock of the Registrant, and non-qualified options to acquire 294,211 shares of common stock of the Registrant. The cash and 70,000 shares of common shares of the Registrant were exchanged for all of the outstanding common stock of Novel at an agreed upon valuation of $1.56 per common share of Novel, and the non-qualified options issued by the Registrant to former Novel option and warrant holders have an exercise price of $2.9688 per share, which represents the average of the bid and ask prices of the Registrant's common stock on the date the Reorganization Agreement was entered into, as reported by the NASDAQ System. The cash paid by the Registrant in the acquisition came from cash on hand.

As a result of completing the acquisition of Novel, the Registrant currently owns 100% of the outstanding common shares of Novel. Novel, a Minnesota corporation, specializes in the custom design, development and manufacture of unique disposable medical devices, primarily catheters used in angioplasty, minimally invasive surgery, electrophysiology, and infertility. The Registrant intends to continue the business of Novel after the acquisition.

The description contained herein of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

No financial statements are required by Regulation S-B for this acquisition.

(b)  PRO FORMA FINANCIAL INFORMATION.

No pro forma financial information is required by Regulation S-B for this acquisition.

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(c)  EXHIBITS.
     NO.                   DESCRIPTION
     ---------             -----------

     2.1 Agreement and Plan of Reorganization by and among Colorado MEDtech, Inc., Novel Biomedical, Inc.
                           and Jonathan Kagan, dated December 10, 1996. As permitted by Item 601(b)(2), Exhibits and Schedules listed in the Agreement and Plan of Reorganization have been omitted, but will be provided to the Commission upon request.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 28th day of February, 1997.


                                       COLORADO MEDTECH, INC.


                                       By:  /s/ John V. Atanasoff
                                           -----------------------------------
                                           John V. Atanasoff, President









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